Exhibit 10.39

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING "CONFIDENTIAL TREATMENT REQUESTED". MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
FRAMEWORK AGREEMENT
AMENDMENT #1
This Amendment #1 (this “Amendment”) is entered into by and between New Skies Satellites B.V. (“SES”), and Global Eagle Entertainment Inc. (“Customer”), and amends the Framework Agreement dated 28 October 2014 between SES and Customer (the “Agreement”). Defined terms used herein and not defined herein shall have the meanings assigned to them in the Agreement.
WHEREAS, the Parties desire to revise the prepayment requirements under the Agreement.
NOW, THEREFORE, the Parties agree as follows:
Effective Date: The effective date of this Amendment shall be 5 January 2015 (the “Effective Date”)
Section 2 Prepayment and Security: Subsection (a) (Pre-Payment) of Section 2 (Pre Payment and Security) is modified to include the following sentence at the end of the subsection:
***
In Witness Whereof, the Parties have caused this Amendment to be executed as of the date of last signature below.

GLOBAL EAGLE ENTERTAINMENT INC.	NEW SKIES SATELLITES B.V.
By: /s/ Michael Pigott	By: /s/ U Bouwsma
Name: Michael Pigott	Name: U. Bouwsma
Title: VP Legal	Title: Director
Date: February 2, 2015	Date: February 11, 2015

*** Confidential treatment requested.

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